UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 29, 2008
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2250 Lakeside Boulevard
Richardson, Texas		75082
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 214-570-5800
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 29, 2008, MetroPCS Communications, Inc. (the “Company”) issued a press release announcing the entry into a National Roaming Agreement and Spectrum Exchange Agreement with Leap Wireless International, Inc. The parties also announced the settlement of outstanding litigation between the parties.
     A copy of the Company’s press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated September 29, 2008, entitled “Leap Wireless International, Inc and MetroPCS Communications, Inc. Enter into National Roaming Agreement and Spectrum Exchange Agreement and Settle Litigation.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: September 29, 2008	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and CFO